SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 2, 2006

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 2.02 Results of Operation and Financial Condition

On May 2, 2006, the Registrant issued a press release to report it had completed the acquisition of the remaining 49% share of Dessert Products International, S.A.S. in exchange for its 50% interest in the Signature Brands, LLC joint venture.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Completes Acquisition of Remaining Share of Dessert Products International.”

Item 8.01 Other Events

See above “Item 2.02 Results of Operation and Financial Condition.”

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The exhibit to this report is listed in Item 2.02 above and in the Exhibit Index that follows the signature line.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: May 2, 2006	By:	/s/ Robert W. Skelton
Robert W. Skelton
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Copy of the press release labeled “McCormick Completes Acquisition of Remaining Share of Dessert Products International.”